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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2002


                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)


          Delaware                    333-39643                52-1990183
          --------                    ---------                ----------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
 incorporation or organization)        Number)              Identification No.)

                   2708 Cranberry Square
                 Morgantown, West Virginia                 26508
                 -------------------------                 -----
         (Address Of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (304) 594-1616


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                             ANKER COAL GROUP, INC.
                                    FORM 8-K

                                TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS                                                        1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                                   1


SIGNATURE PAGE                                                               2


EXHIBIT INDEX                                                                3


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ITEM 5.  OTHER EVENTS

         Anker Coal Group, Inc. issued the attached press release on January 25, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release dated January 25, 2002


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SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ANKER COAL GROUP, INC.



                                            /s/ Gerald Peacock
                                            ------------------------------------
                                            Gerald Peacock
                                            President


Date:  February 12, 2002


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